UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2008
DEERFIELD CAPITAL CORP.
(Exact name of registrant as specified in its charter)

Maryland	1-32551	20-2008622

(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

6250 North River Road, 9th Floor,
Rosemont, IL	60018

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (773) 380-1600
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On November 10, 2008, Deerfield Capital Corp. (the “Company”) issued a press release announcing its results of operations for the fiscal quarter ended September 30, 2008. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     The information in Item 2.02 of this Current Report on Form 8-K, including the exhibit furnished pursuant to Item 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in Item 2.02 of this Current Report on Form 8-K, including the exhibit furnished pursuant to Item 9.01, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.
Item 7.01 Regulation FD Disclosure.
     On November 11, 2008, the Company held an investor conference call to discuss the Company’s results of operations for the fiscal quarter ended September 30, 2008. A copy of the transcript of the investor conference call is attached hereto as Exhibit 99.2 and incorporated herein by reference.
     The information in Item 7.01 of this Current Report on Form 8-K, including the exhibit furnished pursuant to Item 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including the exhibit furnished pursuant to Item 9.01, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release issued by the Company on November 10, 2008.

99.2	Transcript of Investor Conference Call held by the Company on November 11, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEERFIELD CAPITAL CORP.
By:	/s/ Robert A. Contreras
Robert A. Contreras
Senior Vice President, General Counsel and Secretary

Dated: November 12, 2008

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by the Company on November 10, 2008

99.2	Transcript of Investor Conference Call held by the Company on November 11, 2008